Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                       02/20/97
Investor Certificateholder Floating Allocation P            97.41%
Investor Certificateholder Fixed Allocation Perc            97.50%
Aggregate Amount of  Collections                    22,196,064.24
     Aggregate Amount of  Interest Collections       7,599,532.80
     Aggregate Amount of  Principal Collections     14,596,531.44
Class A Interest Collections                         7,402,598.51
Class A Principal Collections                       13,333,474.61
Seller Interest Collections                            196,934.29
Seller Principal Collections                         1,263,056.83
Weighted Average Loan Rate                                  13.55%
Net Loan Rate                                               12.55%
Weighted Average Maximum Loan Rate                          18.47%
Class A-1 Certificate Rate                                 5.6453%
Maximum Investor Certificate Rate                         12.5500%
Class A-1 Certificate Interest Distributed           3,689,040.60
Class A-1 Investor Certificate Interest Shortfal             0.00
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Unpaid Class A-1 Carryover Interest Amount                   0.00
Maximum Principal Dist. Amount (MPDA)               14,231,618.15
Alternative Principal Dist. Amount (APDA)           13,333,474.61
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)     13,333,474.61

Principal  allocable to Class A-1                   13,385,732.63

SPDA deposited to Funding Account                   13,333,474.61
Subsequent Funding Mortgage Loans Purchased in P   100,781,997.58
Cumulative Subsequent Funding Mortgage Loans Pur   100,781,997.58
Accelerated Principal Distribution Amount                    0.00
APDA allocable to Class A-1                                  0.00
Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Am       679,705.72
Cumulative Investor Liquidation Loss Amount            679,705.72
Total Principal allocable to A-1                    14,065,438.35
Beginning Class A-1 Certificate Principal Balanc   784,163,973.93

Ending Class A-1 Certificate Principal Balance     770,098,535.58
Pool Factor (PF)                                        0.9399722

Servicer Certificate (Page 2 of  3)
Distribution Date:                                       02/20/97

Retransfer Deposit Amount (non 2.07 transfers)               0.00
Servicing Fees Distributed                             572,942.62
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00
Number of Mortgage Loans Retransferred pursuant                 0
Cumulative Number of Mortgage Loans Retransferre                0
Mortgage Loans Retransferred pursuant to 2.07 ($             0.00
Cumulative Mortgage Loans Retransferred pursuant             0.00
Aggregate Investor Liquidation Loss Amount             679,705.72
Investor Loss Reduction Amount                               0.00
Beginning Pool Balance                             708,504,197.96
Ending Pool Balance                                795,254,226.60
Beginning Invested Amount                          788,365,400.93
Ending Invested Amount                             774,299,962.58
Beginning Seller Principal Balance                  20,973,052.63
Ending Seller Principal Balance                     20,954,264.02
Additional Balances                                  1,263,056.83
Beginning Funding Account Balance                  100,834,255.60
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any pur            13.59%
Ending Funding Account Balance % (after purchase             0.00%
Principal Balance of Subsequent Funding Loans Pu  $100,781,997.58
Principal Collections to purchase Additional Bal       $52,258.02
Excess Funding Amount
Beginning Spread Account Balance                     2,100,714.00
Ending Spread Account Balance                        2,100,714.00
Beginning Seller Interest                                    2.96%
Ending Seller's Interest                                     2.63%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                          1,225
   60 - 89 days (Del Stat 2)                        45,523,589.76
     No. of Accounts                                          267
     Trust Balance                                   9,200,179.42
   90+ (Del Stat 3+)
     No. of Accounts                                          370
     Trust Balance                                  13,043,089.73
   270+ (Del Stat 9+)
     No. of Accounts                                           48
     Trust Balance                                   1,784,896.95
   REO
     No. of Accounts                                            6
     Trust Balance                                     343,081.27

Rapid Amortization Event ?                      No
   Failure to make payment within 5 Business DayNo
   Failure to perform covenant relating to TrustNo
   Failure to perform other covenants as describNo
   Breach of Representation or Warranty ?       No
   Bankruptcy, Insolvency or Receivership relatiNo
   Subject to Investment Company Act of 1940 RegNo
   Servicing Termination ?                      No
   Aggregate of Credit Enhancement Draw Amounts No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       02/20/97

Event of Default ?                              No
   Failure by Servicer to make payment within 5 No
   Failure by Servicer to perform covenant relatNo
   Failure by Servicer to perform other covenantNo
   Bankruptcy, Insolvency or Receivership relatiNo
   Trigger Event ?                              No

Policy Fee Distributed to Credit Enhancer (Paid N/A
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                         1,459,991.12
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(v             0.00
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                    3.75%


Total  Available Funds
     Aggregate Amount of Collections                22,196,064.24
     Deposit for principal not used to purchase         52,258.02
     Interest Earnings on the Pre-Funding Accoun             0.00
     Deposit from Capitalized Interest Account               0.00
     Total                                          22,248,322.26


Application of Available Funds
     Servicing Fee                                     572,942.62
     Prinicpal and Interest to Class A-1            17,754,478.95

     Seller's portion of Principal and Interest      1,459,991.12
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                 2,460,909.57
     Total                                          22,248,322.26


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.







A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       02/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Pe          97.4086%
Class A Certificateholder Fixed Allocation Perce          97.5000%

Beginning Class A-1 Certificate Balance            784,163,973.93


Class A-1 Certificate Rate                               5.645310%

Class A-1 Certificate Interest Distributed               4.502795

Class A-1 Certificate Interest Shortfall Distrib         0.000000

Remaining Unpaid Class A-1 Certificate Interest          0.000000


Rapid Amortization Event ?                      No
Class A-1 Certificate Principal Distributed             17.168090

   Maximum Principal Distribution Amount                17.370927
   Scheduled Principal  Distribution Amount (SPD        16.274665
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount Di         0.829640

Total Amount Distributed to Certificateholders          20.841245

Principal Collections deposited into Funding Acc    13,333,474.61
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               770,098,535.58


Class A-1 Factor                                        0.9399722

Pool Factor (PF)                                        0.9399722

Unreimbursed Liquidation Loss Amount                           $0
Accrued Interest on Unreimbursed Liquidation Los               $0
Accrued & Unpaid Interest on Unreimbursed Liquid               $0

Class A Servicing Fee                                  572,942.62

Beginning Invested Amount                          788,365,400.93
Ending Invested Amount                             774,299,962.58
Beginning Pool Balance                             708,504,197.96
Ending Pool Balance                                795,254,226.60

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       02/20/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,225
     Trust Balance                                  45,523,589.76

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          267
     Trust Balance                                   9,200,179.42

   90+ (Del Stat 3+)
     No. of Accounts                                          370
     Trust Balance                                  13,043,089.73

   REO
     No. of Accounts                                            6
     Trust Balance                                     343,081.27

Aggregate Liquidation Loss Amount for Liquidated       598,607.20

Class A-1 Certificate Rate for Next DistributionTo be updated


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                     3,249.00
     Trust Balance                                 100,781,997.58
     Cumulative No. of Accounts                          3,249.00
     Cumulative Trust Balance                      100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursu                0
    Cumulative Number of Mortgage Loans Retransf                0
    Mortgage Loans Retransferred pursuant to 2.0             0.00